EXHIBIT 4.2

INTELSAT, LTD.

Officers’ Certificate

               The undersigned officers of Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (the “Company”), hereby certify pursuant to Sections 201 and 301 of the Indenture (the “Indenture”), dated as of April 1, 2002, between the Company and The Bank of New York, as trustee (the “Trustee”), that there are hereby established four series of Securities (as that term is defined in the Indenture), the terms of which shall be as follows:

2008 Notes

1. The designation of the Securities shall be the 5 1/4% Senior Notes due 2008 (the “Initial 2008 Notes”) and the 5 1/4% Senior Notes due 2008 to be issued in exchange therefor as contemplated by the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp. (the “Exchange 2008 Notes” and, together with the Initial 2008 Notes, the “2008 Notes”). Unless the context otherwise requires, the Initial 2008 Notes and the Exchange 2008 Notes shall constitute one series for all purposes under the Indenture, including, without limitation, amendments and waivers.

2. The aggregate principal amount of the 2008 Notes initially shall be limited to US$400,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

3. Subject to the provisions of Section 307 of the Indenture, interest will be payable to the Person in whose name a Note (or any predecessor Note) is registered at the close of business on the Regular Record Date for such interest.

4. The principal amount of the 2008 Notes shall be payable in full on November 1, 2008 subject to and in accordance with the provisions of the Indenture and subject to paragraphs 7, 8 and 9 below.

5. The 2008 Notes shall bear interest at the rate of 5 1/4% per annum from the date hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on May 1 and November 1 of each year, commencing May 1, 2004, until the principal amount of the 2008 Notes has been paid or duly provided for. April 15 and October 15 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for interest payable on such Interest Payment Date.

6. The principal of, any premium and interest on the 2008 Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York.

7. The 2008 Notes may be redeemed by the Company as provided in Section 1108 of the Indenture at a Redemption Price equal to 100% of the principal amount of the 2008 Notes to be redeemed together with accrued and unpaid interest on the principal amount of the 2008 Notes, if any, and any other amounts due to the Redemption Date, if any.

8. The 2008 Notes may be redeemed by the Company in whole or in part, at the Company’s option, at any time and from time to time at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2008 Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2008 Notes to be redeemed to the Redemption Date and any other amounts due to the Redemption Date, if any. In connection with such optional redemption, the following defined terms apply:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the 2008 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2008 Notes.

“Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each of the 2008 Notes to be redeemed, the remaining scheduled payments of principal of and interest on such 2008 Notes that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such 2008 Notes, the amount of the next succeeding scheduled interest payment on such 2008 Notes will be reduced by the amount of interest accrued on such 2008 Notes to such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the 2008 Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

Notice of any such optional redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the 2008 Notes to be redeemed. On and after any Redemption Date, interest will cease to accrue on the 2008 Notes or any portion thereof called for redemption (unless the Company defaults in payment of the Redemption Price). On or before any

Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the 2008 Notes to be redeemed on such date.

The Redemption Price shall be calculated by the Independent Investment Banker, and the Trustee and any Paying Agent for the 2008 Notes shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

9. Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of the 2008 Notes, at a Redemption Price equal to 102% of the principal amount of the 2008 Notes to be redeemed, together with accrued and unpaid interest on the principal amount of the 2008 Notes, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the 2008 Notes will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

“Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of the 2008 Notes (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

“Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

“Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit

Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

Notice of any such mandatory redemption will be given at least one Business Day before the Redemption Date to Holders of the 2008 Notes subject to mandatory redemption and will specify the applicable Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on that portion of the 2008 Notes called for redemption (unless the Company defaults in payment of the Redemption Price). On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the 2008 Notes to be redeemed on such date.

The time or circumstances upon which the 2008 Notes will be subject to mandatory redemption may not be modified or changed in any manner without the consent of the Holder of each outstanding 2008 Note.

10. If less than all of the 2008 Notes are to be redeemed, the 2008 Notes to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No 2008 Notes of $1,000 in principal amount or less will be redeemed in part. If the Company redeems any 2008 Notes in part, the notice of redemption shall state the portion of the principal amount of the 2008 Notes to be redeemed.

11. The Company shall not be obligated to redeem or purchase the 2008 Notes pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

12. The 2008 Notes may be issued in whole or in part in the form of one or more Global Securities and in the form of one or more certificated Securities. The initial Depositary for any such Global Securities shall be The Depository Trust Company.

13. The 2008 Notes shall be issued (i) in fully registered form without interest coupons, in the form of beneficial interests in one or more Global Notes in denominations of $1,000 or integral multiples thereof or (ii) only in the case of 2008 Notes sold initially by the Initial Purchasers to institutional accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the “Act”) who are not qualified institutional buyers within the meaning of Rule 144 under the Act, in the form of restricted Securities in certificated form in denominations of $250,000 and any integral multiples of $1,000 in excess thereof. All of the 2008 Notes shall be substantially in one of the forms attached hereto as part of Annex A.

14. The 2008 Notes shall be defeasible as provided in, and in accordance with, Sections 1302 through 1306 of the Indenture.

15. The Company may from time to time or at any time, without the consent of the Holders of the 2008 Notes, issue additional notes with terms and conditions identical to those of the 2008 Notes, which additional notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the 2008 Notes.

16. Pursuant to the terms of the Registration Rights Agreement, Holders of the Initial 2008 Notes shall be entitled to the benefits of the Registration Rights Agreement, including the payment of Additional Interest (as defined therein) on the terms and conditions as specified therein.

17. For the 2008 Notes, the covenant in Section 1009 of the Indenture shall be changed by deleting the text following the heading until the colon immediately preceding the first numbered paragraph and replacing it with the following:

“For so long as any Securities are outstanding, the Company shall not, and shall not permit any of the Restricted Subsidiaries to, incur, issue, assume or create any Secured Debt, unless the Company provides that the Securities will be secured equally and ratably with, or prior to, that Secured Debt, unless, taking into account the proposed Secured Debt, the sum of the aggregate amount of all outstanding Secured Debt of the Company and that of the Restricted Subsidiaries plus all Attributable Debt relating to any Principal Property, except for Attributable Debt which is excluded as provided by clauses (i) through (v) of Section 1010, would not exceed 15% of Consolidated Net Tangible Assets; provided, however, that this Section 1009 shall not apply to, and there will be excluded from Secured Debt in any computation under this Section 1009 and under Section 1010, Indebtedness secured by:”

2013 Notes

1. The designation of the Securities shall be the 6 1/2% Senior Notes due 2013 (the “Initial 2013 Notes”) and the 6 1/2% Senior Notes due 2013 to be issued in exchange therefor as contemplated by the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp. (the “Exchange 2013 Notes” and, together with the Initial 2013 Notes, the “2013 Notes”). Unless the context otherwise requires, the Initial 2013 Notes and the Exchange 2013 Notes shall constitute one series for all purposes under the Indenture, including, without limitation, amendments and waivers.

2. The aggregate principal amount of the 2013 Notes initially shall be limited to US$700,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

3. Subject to the provisions of Section 307 of the Indenture, interest will be payable to the Person in whose name a Note (or any predecessor Note) is registered at the close of business on the Regular Record Date for such interest.

4. The principal amount of the 2013 Notes shall be payable in full on November 1, 2013 subject to and in accordance with the provisions of the Indenture and subject to paragraphs 7, 8 and 9 below.

5. The 2013 Notes shall bear interest at the rate of 6 1/2% per annum from the date hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on May 1 and November 1 of each year, commencing May 1, 2004, until the principal amount of the 2013 Notes has been paid or duly provided for. April 15 and October 15 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for interest payable on such Interest Payment Date.

6. The principal of, any premium and interest on the 2013 Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York.

7. The 2013 Notes may be redeemed by the Company as provided in Section 1108 of the Indenture at a Redemption Price equal to 100% of the principal amount of the 2013 Notes to be redeemed together with accrued and unpaid interest on the principal amount of the 2013 Notes, if any, and any other amounts due to the Redemption Date, if any.

8. The 2013 Notes may be redeemed by the Company in whole or in part, at the Company’s option, at any time and from time to time at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2013 Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 35 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2013 Notes to be redeemed to the Redemption Date and any other amounts due to the Redemption Date, if any. In connection with such optional redemption, the following defined terms apply:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the 2013 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2013 Notes.

“Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each of the 2013 Notes to be redeemed, the remaining scheduled payments of principal of and interest on such 2013 Notes that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such 2013 Notes, the amount of the next succeeding scheduled interest payment on such 2013 Notes will be reduced by the amount of interest accrued on such 2013 Notes to such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the 2013 Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

Notice of any such optional redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the 2013 Notes to be redeemed. On and after any Redemption Date, interest will cease to accrue on the 2013 Notes or any portion thereof called for redemption (unless the Company defaults in payment of the Redemption Price). On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the 2013 Notes to be redeemed on such date.

The Redemption Price shall be calculated by the Independent Investment Banker, and the Trustee and any Paying Agent for the 2013 Notes shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

9. Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of the 2013 Notes, at a Redemption Price equal to 102% of the principal amount of the 2013 Notes to be redeemed, together with accrued and unpaid interest on the principal amount of the 2013 Notes, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the 2013 Notes will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

“Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of the 2013 Notes (the “Initial Purchasers”), under a commitment letter, dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

“Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

“Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

Notice of any such mandatory redemption will be given at least one Business Day before the Redemption Date to Holders of the 2013 Notes subject to mandatory redemption and will specify the applicable Mandatory Redemption Event.

On and after any Redemption Date, interest will cease to accrue on that portion of the 2013 Notes called for redemption (unless the Company defaults in payment of the Redemption Price). On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the 2013 Notes to be redeemed on such date.

The time or circumstances upon which the 2013 Notes will be subject to mandatory redemption may not be modified or changed in any manner without the consent of the Holder of each outstanding 2013 Note.

10. If less than all of the 2013 Notes are to be redeemed, the 2013 Notes to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No 2013 Notes of $1,000 in principal amount or less will be redeemed in part. If the Company redeems any 2013 Notes in part, the notice of redemption shall state the portion of the principal amount of the 2013 Notes to be redeemed.

11. The Company shall not be obligated to redeem or purchase the 2013 Notes pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

12. The 2013 Notes may be issued in whole or in part in the form of one or more Global Securities and in the form of one or more certificated Securities. The initial Depositary for any such Global Securities shall be The Depository Trust Company.

13. The 2013 Notes shall be issued (i) in fully registered form without interest coupons, in the form of beneficial interests in one or more Global Notes in denominations of $1,000 or integral multiples thereof or (ii) only in the case of 2013 Notes sold initially by the Initial Purchasers to institutional accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the “Act”) who are not qualified institutional buyers within the meaning of Rule 144 under the Act, in the form of restricted Securities in certificated form in denominations of $250,000 and any integral multiples of $1,000 in excess thereof. All of the 2013 Notes shall be substantially in one of the forms attached hereto as part of Annex B.

14. The 2013 Notes shall be defeasible as provided in, and in accordance with, Sections 1302 through 1306 of the Indenture.

15. The Company may from time to time or at any time, without the consent of the Holders of the 2013 Notes, issue additional notes with terms and conditions identical to those of the 2013 Notes, which additional notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the 2013 Notes.

16. Pursuant to the terms of the Registration Rights Agreement, Holders of the Initial 2013 Notes shall be entitled to the benefits of the Registration Rights Agreement, including the payment of Additional Interest (as defined therein) on the terms and conditions as specified therein.

17. For the 2013 Notes, the covenant in Section 1009 of the Indenture shall be changed by deleting the text following the heading until the colon immediately preceding the first numbered paragraph and replacing it with the following:

“For so long as any Securities are outstanding, the Company shall not, and shall not permit any of the Restricted Subsidiaries to, incur, issue, assume or create any Secured Debt, unless the Company provides that the Securities will be secured equally and ratably with, or prior to, that Secured Debt, unless, taking into account the proposed Secured Debt, the sum of the aggregate amount of all outstanding Secured Debt of the Company and that of the Restricted Subsidiaries plus all Attributable Debt relating to any Principal Property, except for Attributable Debt which is excluded as provided by clauses (i) through (v) of Section 1010, would not exceed 15% of Consolidated Net Tangible Assets; provided, however, that this Section 1009 shall not apply to, and there will be excluded from Secured Debt in any computation under this Section 1009 and under Section 1010, Indebtedness secured by:”

All capitalized terms used but not defined herein shall have the meaning set forth in the Indenture.

IN WITNESS WHEREOF, the undersigned have signed this certificate.

Dated: November 7, 2003

INTELSAT, LTD.

By:	/s/ Conny Kullman

	Name:	Conny Kullman
	Title:	Chief Executive Officer

By:	/s/ Joseph Corbett

	Name:	Joseph Corbett
	Title:	Executive Vice President and
Chief Financial Officer

ANNEX A

FORMS OF 2008 NOTES

[FORM OF RESTRICTED GLOBAL 2008 NOTE]

          NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF INTELSAT, LTD. (THE “ISSUER”) THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A, (3) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH SUCH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. SECURITIES OWNED BY AN INITIAL INSTITUTIONAL ACCREDITED INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER, OR AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER THAT ACQUIRES SECURITIES FROM SUCH AN INITIAL INSTITUTIONAL ACCREDITED INVESTOR, MAY NOT BE HELD IN BOOK-ENTRY FORM. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST PROVIDE ANY CERTIFICATIONS REQUIRED BY OR PURSUANT TO THE INDENTURE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AND, AS THE CASE MAY BE, TO THE ISSUER. IF THE TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS REQUIRED BY OR PURSUANT TO THE INDENTURE OR AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE

(Face of Security continued on next page)

THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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INTELSAT, LTD.

5 1/4% SENIOR NOTES DUE 2008

No.	U.S.$
CUSIP NO. 45820E AC 6

     Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                   Dollars] (U.S.$                  ]), or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on November 1, 2008, and to pay interest thereon from November 7, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2004, at the rate of 5 1/4% per annum, until the principal hereof is paid or made available for payment, provided that Additional Interest (as defined below) may accrue on this Security upon the occurrence of a Registration Default (as defined below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest and other amounts due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company and subject to the next paragraph payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding any other provision of this security or the Indenture, if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Subject to the preceding paragraph, payment of any amount payable on this Security will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least U.S.$1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration – Global Finance Unit, on or

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before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person that is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., pursuant to which the Company will be obligated to file a registration statement under the Securities Act registering securities in like principal amount and having substantially identical terms as this Security (the “Exchange Notes”) and to consummate an exchange offer (the “Exchange Offer”) pursuant to which the Holder of this Security shall have the right to exchange this Security for Exchange Notes or, if applicable, to file a registration statement registering this Security for resale (the “Shelf Registration Statement”). If (1) the Company fails to file the Exchange Offer registration statement on or prior to the 240th calendar day after the issue date of this Security or fails to file a Shelf Registration Statement on or prior to the 240th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (2) any of the Exchange Offer registration statement or the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission (A) in the case of the Exchange Offer registration statement, on or prior to the 300th calendar day after November 7, 2003 or (B) in the case of the Shelf Registration Statement, on or prior to the 360th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (3) the Company fails to consummate the Exchange Offer on or prior to the 340th calendar day after the issue date of this Security (each event referred to in clauses (1) through (3), a “Registration Default”), then additional interest will accrue in respect of this Security from and including the next calendar day following each of (a) such 240 day period in the case of clause (1) above, (b) such 300 day period in the case of clause (2) (A) above or such 360 day period in the case of clause (2)(B) above and (c) such 340 day period in the case of clause (3) above, in each case at a rate equal to 0.25% per annum (“Additional Interest”). The aggregate amount of the Additional Interest in respect of this Security will in no event exceed 0.25% per annum. All accrued Additional Interest will be paid to Holders in the same manner as interest is paid under this Security. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

INTELSAT, LTD.

By

Name:
Title:

Attest:

Name:
Title:

     This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK, as Trustee

By

Authorized Officer

[Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2002 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$400,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     The Securities may be redeemed by the Company (i) as provided in Section 1108 of the Indenture and (ii) in whole or in part, at its option at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed and (B) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

     “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

     “Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may

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be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

     “Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

     “Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money

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sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     The Redemption Price shall be calculated by the Independent Investment Banker, and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

     Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of this Security, at a Redemption Price equal to 102% of the principal amount of the portion of this Security to be redeemed, together with accrued and unpaid interest on the principal amount of this Security, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the Securities will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

     “Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of this Security (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

     “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

     “Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

     Notice of any such mandatory redemption shall be provided to the Holders of this Security at least one Business Day before the Redemption Date and will specify the applicable

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Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on the portion of this Security called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No Securities of $1,000 in principal amount or less will be redeemed in part. If the Company redeems Securities in part, the notice of redemption shall state the portion of the principal amount of the Securities to be redeemed.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

     All payments of principal and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of (i) Bermuda, any political subdivision of Bermuda or any authority therein or thereof, or (ii) any other jurisdiction (a “Relevant Jurisdiction”) as a result of the Company’s being organized in or moving the Company’s principal office to such jurisdiction (“Taxes”), except to the extent that such Taxes are required by Bermuda, any such political subdivision or authority, or any such Relevant Jurisdiction, to be withheld or deducted. In the event of any withholding or deduction for any Taxes, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

(i)	that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder and the jurisdiction imposing the Taxes other than the holding of such Security and the receipt of payments with respect to such Security;

(ii)	of estate, inheritance, gift or any similar tax, assessment or other governmental charge imposed with respect to a Security;

(iii)	any such taxes, duties, assessments or other governmental charges that would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of the Holder or beneficial owner of such Security, if (a) compliance is required by law or by an applicable income tax treaty to which

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the jurisdiction imposing the Taxes is a party as a precondition to exemption from such taxes, duties, assessments or other governmental charges, and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified all the Holders, in writing, that such Holders or beneficial owners of the Security will be required to provide such information or documentation; or

(iv)	of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period.

     The Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp and other duties, if any, which may be imposed by Bermuda, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     If, as a result of any amendment to, or change in, the laws (or any regulation or rulings promulgated thereunder) of Bermuda, any political subdivision of Bermuda or any taxing authority thereof or therein, or of any Relevant Jurisdiction, affecting taxation, or any amendment to, or change in, an official interpretation or application regarding such laws, regulations or rulings, which change, amendment, application or interpretation becomes effective or is announced after the Issue Date, the Company would be obligated, for reasons outside its control, to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities pursuant to the terms and conditions of Section 1008 of the Indenture, and if such obligation cannot be avoided by the Company after taking reasonable measures to avoid it, then, at the Company’s option, the Securities may be redeemed in whole, but not in part, at any time, on giving not less than 35 nor more than 65 days’ written notice to the Trustee (unless a shorter notice period shall be acceptable to the Trustee for its convenience) and not less than 30 nor more than 60 days’ notice to the Holders of Securities, at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

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     Before any written notice of redemption pursuant to the preceding paragraph is given to the Trustee or the Holders, the Company shall deliver to the Trustee (i) an Officers’ Certificate to the effect that the Company’s obligations to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel or an independent auditor (which can be the Company’s regular independent accountants or other independent accountants of recognized standing and reasonably satisfactory to the Trustee) of the Company to the effect that the Company would be obligated to pay Additional Amounts in respect of interest payments on the Securities because of any amendment to or change in laws of the kind referred to above. The Trustee will accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described in the preceding paragraph (subject to the proviso thereto), in which event it will be conclusive and binding on the Holders. Any such notice of redemption, once given to the Holders, shall be irrevocable.

     Except as otherwise provided herein or in the Indenture, the Securities that are offered and sold to institutions that are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that are not also Qualified Institutional Buyers shall be issued in the names of their initial beneficial owners and delivered to such Holders.

     In connection with any transfer of an interest in this Security by a Holder to a transferee that is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not also a Qualified Institutional Buyer, the transferee will be required to furnish to the Trustee, as Security Registrar, and the Company, prior to the transfer, a signed letter, the form of which is contained in Annex A hereto and which may be obtained from the Trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and acknowledging the restrictions on transfer of the Securities, and the Holder, at the Company’s request, will be required, prior to such transfer, to provide the Company and the Trustee, as Security Registrar, with an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and is otherwise in compliance with the transfer restrictions applicable to the Securities that the Holder seeks to transfer.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for

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this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

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     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ANNEX A

FORM OF ACCREDITED INVESTOR LETTER

The Bank of New York
101 Barclay Street
Floor 21
New York, NY 10286

Intelsat, Ltd.
North Tower, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08, Bermuda

Dear Sirs and Madams:

     Reference is hereby made to the Indenture, dated as of April 1, 2002 (the “Indenture”), between Intelsat, Ltd. (the “Company”) and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     We are delivering this letter in connection with our proposed purchase of 5 1/4% Senior Notes due 2008 (the “2008 notes”) of the Company.

     We hereby represent, agree and confirm that:

i)	we are an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”) (an “institutional accredited investor”);

ii)	any purchase of the 2008 notes by us will be for our own account or for the account of one or more other institutional investors for which we exercise sole investment discretion (and any such institutional investors with such accounts are also institutional accredited investors);

iii)	we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the 2008 notes, and we are able to bear the economic risks of our investment;

iv)	in the event that we purchase any of the 2008 notes, we (and any separate account for which we are acting) will purchase at least $250,000 aggregate principal amount of 2008 notes;

v)	we are not acquiring the 2008 notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided that the disposition of our property and the property of any accounts for which we are acquiring 2008 notes shall remain at all times within our control;

vi)	we agree that if in the future we decide to offer, resell, pledge or otherwise transfer 2008 notes, we will do so only (i) to the Company, (ii) for so long as the securities

A-1

are eligible for resale pursuant to Rule 144A, to a person that we reasonably believe is a qualified institutional buyer acquiring the 2008 notes for its own account or for the account of one or more other qualified institutional buyers in a transaction meeting the requirements of Rule 144A, (iii) to an institutional accredited investor that, prior to the transfer, furnishes to the Company and the trustee a signed letter, the form of which may be obtained from the trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional accredited investor and acknowledging the restrictions on transfer of the 2008 notes, provided that we must provide the Company and the trustee with an opinion of counsel reasonably acceptable to the Company, in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and further provided that the transferee purchases at least $250,000 in aggregate principal amount of 2008 notes from us, (iv) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other jurisdiction. We understand that, prior to any transfer referred to in clauses (ii), (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee such certifications, legal opinions and other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We agree to notify any subsequent purchaser of 2008 notes from us of the transfer restriction to which the 2008 notes are subject at the time, if applicable; and

vii)	we either (A) are not an employee benefit plan or other plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds or insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, referred to as ERISA, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, referred to as the Code, all of such plans or arrangements referred to collectively as a plan, or a person investing assets of a plan or any entity whose underlying assets include assets of a plan by reason of a plan’s investment in the entity, or (B) represent that the purchase and holding of the 2008 notes or any interest therein are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

     We acknowledge and understand that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

A-2

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Date:

Very truly yours,

(Name of Purchaser)

By:

Name:

Title:

Address:

A-3

[FORM OF REGULATION S GLOBAL 2008 NOTE]

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ''SECURITIES ACT’’) AND, PRIOR TO THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (2) THE DATE OF ISSUANCE OF THESE SECURITIES, MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A OR (2) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 UNDER THE SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST PROVIDE ANY CERTIFICATIONS REQUIRED BY OR PURSUANT TO THE INDENTURE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AND, AS THE CASE MAY BE, TO THE ISSUER. IF THE TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS REQUIRED BY OR PURSUANT TO THE INDENTURE OR AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN

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AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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INTELSAT, LTD.

5 1/4% SENIOR NOTES DUE 2008

No.	U.S.$
CUSIP NO. G4803J AB 8

     Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of            Dollars (U.S.$             ), or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on November 1, 2008, and to pay interest thereon from November 7, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2004, at the rate of 5 1/4% per annum, until the principal hereof is paid or made available for payment, provided that Additional Interest (as defined below) may accrue on this Security upon the occurrence of a Registration Default (as defined below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest and other amounts due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company and subject to the next paragraph payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding any other provision of this security or the Indenture, if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Subject to the preceding paragraph, payment of any amount payable on this Security will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least U.S.$1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration – Global Finance Unit, on or

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before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person that is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., pursuant to which the Company will be obligated to file a registration statement under the Securities Act registering securities in like principal amount and having substantially identical terms as this Security (the “Exchange Notes”) and to consummate an exchange offer (the “Exchange Offer”) pursuant to which the Holder of this Security shall have the right to exchange this Security for Exchange Notes or, if applicable, to file a registration statement registering this Security for resale (the “Shelf Registration Statement”). If (1) the Company fails to file the Exchange Offer registration statement on or prior to the 240th calendar day after the issue date of this Security or fails to file a Shelf Registration Statement on or prior to the 240th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (2) any of the Exchange Offer registration statement or the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission (A) in the case of the Exchange Offer registration statement, on or prior to the 300th calendar day after November 7, 2003 or (B) in the case of the Shelf Registration Statement, on or prior to the 360th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (3) the Company fails to consummate the Exchange Offer on or prior to the 340th calendar day after the issue date of this Security (each event referred to in clauses (1) through (3), a “Registration Default”), then additional interest will accrue in respect of this Security from and including the next calendar day following each of (a) such 240 day period in the case of clause (1) above, (b) such 300 day period in the case of clause (2) (A) above or such 360 day period in the case of clause (2)(B) above and (c) such 340 day period in the case of clause (3) above, in each case at a rate equal to 0.25% per annum (“Additional Interest”). The aggregate amount of the Additional Interest in respect of this Security will in no event exceed 0.25% per annum. All accrued Additional Interest will be paid to Holders in the same manner as interest is paid under this Security. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

INTELSAT, LTD.

By

Name:
Title:

Attest:

Name:
Title:

     This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK, as Trustee

By

Authorized Officer

[Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2002 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$400,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     The Securities may be redeemed by the Company (i) as provided in Section 1108 of the Indenture and (ii) in whole or in part, at its option at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed and (B) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

     “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

     “Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may

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be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

     “Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

     “Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money

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sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     The Redemption Price shall be calculated by the Independent Investment Banker, and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

     Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of this Security, at a Redemption Price equal to 102% of the principal amount of the portion of this Security to be redeemed, together with accrued and unpaid interest on the principal amount of this Security, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the Securities will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

     “Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of this Security (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

     “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

     “Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

     Notice of any such mandatory redemption shall be provided to the Holders of this Security at least one Business Day before the Redemption Date and will specify the applicable

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Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on the portion of this Security called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No Securities of $1,000 in principal amount or less will be redeemed in part. If the Company redeems Securities in part, the notice of redemption shall state the portion of the principal amount of the Securities to be redeemed.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

     All payments of principal and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of (i) Bermuda, any political subdivision of Bermuda or any authority therein or thereof, or (ii) any other jurisdiction (a “Relevant Jurisdiction”) as a result of the Company’s being organized in or moving the Company’s principal office to such jurisdiction (“Taxes”), except to the extent that such Taxes are required by Bermuda, any such political subdivision or authority, or any such Relevant Jurisdiction, to be withheld or deducted. In the event of any withholding or deduction for any Taxes, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

(i)	that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder and the jurisdiction imposing the Taxes other than the holding of such Security and the receipt of payments with respect to such Security;

(ii)	of estate, inheritance, gift or any similar tax, assessment or other governmental charge imposed with respect to a Security;

(iii)	any such taxes, duties, assessments or other governmental charges that would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of the Holder or beneficial owner of such Security, if (a) compliance is required by law or by an applicable income tax treaty to which the

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jurisdiction imposing the Taxes is a party as a precondition to exemption from such taxes, duties, assessments or other governmental charges, and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified all the Holders, in writing, that such Holders or beneficial owners of the Security will be required to provide such information or documentation; or

(iv)	of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period.

     The Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp and other duties, if any, which may be imposed by Bermuda, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     If, as a result of any amendment to, or change in, the laws (or any regulation or rulings promulgated thereunder) of Bermuda, any political subdivision of Bermuda or any taxing authority thereof or therein, or of any Relevant Jurisdiction, affecting taxation, or any amendment to, or change in, an official interpretation or application regarding such laws, regulations or rulings, which change, amendment, application or interpretation becomes effective or is announced after the Issue Date, the Company would be obligated, for reasons outside its control, to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities pursuant to the terms and conditions of Section 1008 of the Indenture, and if such obligation cannot be avoided by the Company after taking reasonable measures to avoid it, then, at the Company’s option, the Securities may be redeemed in whole, but not in part, at any time, on giving not less than 35 nor more than 65 days’ written notice to the Trustee (unless a shorter notice period shall be acceptable to the Trustee for its convenience) and not less than 30 nor more than 60 days’ notice to the Holders of Securities, at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

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     Before any written notice of redemption pursuant to the preceding paragraph is given to the Trustee or the Holders, the Company shall deliver to the Trustee (i) an Officers’ Certificate to the effect that the Company’s obligations to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel or an independent auditor (which can be the Company’s regular independent accountants or other independent accountants of recognized standing and reasonably satisfactory to the Trustee) of the Company to the effect that the Company would be obligated to pay Additional Amounts in respect of interest payments on the Securities because of any amendment to or change in laws of the kind referred to above. The Trustee will accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described in the preceding paragraph (subject to the proviso thereto), in which event it will be conclusive and binding on the Holders. Any such notice of redemption, once given to the Holders, shall be irrevocable.

     Except as otherwise provided herein or in the Indenture, the Securities that are offered and sold to institutions that are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that are not also Qualified Institutional Buyers shall be issued in the names of their initial beneficial owners and delivered to such Holders.

     Prior to the expiration of forty days from the later of (i) the date on which this Security was first offered and (ii) the date of issuance of this Security, in connection with any transfer of an interest in this Security by a Holder to a transferee that is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not also a Qualified Institutional Buyer, the transferee will be required to furnish to the Trustee, as Security Registrar, and the Company, prior to the transfer, a signed letter, the form of which is contained in Annex A hereto and which may be obtained from the Trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and acknowledging the restrictions on transfer of the Securities, and the Holder, at the Company’s request, will be required, prior to such transfer, to provide the Company and the Trustee, as Security Registrar, with an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and is otherwise in compliance with the transfer restrictions applicable to the Securities that the Holder seeks to transfer.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the

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Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended. “Rule 144A Information” shall be such

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information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ANNEX A

FORM OF ACCREDITED INVESTOR LETTER

The Bank of New York
101 Barclay Street
Floor 21
New York, NY 10286

Intelsat, Ltd.
North Tower, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08, Bermuda

Dear Sirs and Madams:

     Reference is hereby made to the Indenture, dated as of April 1, 2002 (the “Indenture”), between Intelsat, Ltd. (the “Company”) and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     We are delivering this letter in connection with our proposed purchase of 5 1/4% Senior Notes due 2008 (the “2008 notes”) of the Company.

     We hereby represent, agree and confirm that:

i)	we are an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”) (an “institutional accredited investor”);

ii)	any purchase of the 2008 notes by us will be for our own account or for the account of one or more other institutional investors for which we exercise sole investment discretion (and any such institutional investors with such accounts are also institutional accredited investors);

iii)	we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the 2008 notes, and we are able to bear the economic risks of our investment;

iv)	in the event that we purchase any of the 2008 notes, we (and any separate account for which we are acting) will purchase at least $250,000 aggregate principal amount of 2008 notes;

v)	we are not acquiring the 2008 notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided that the disposition of our property and the property of any accounts for which we are acquiring 2008 notes shall remain at all times within our control;

vi)	we agree that if in the future we decide to offer, resell, pledge or otherwise transfer 2008 notes, we will do so only (i) to the Company, (ii) for so long as the securities

A-1

are eligible for resale pursuant to Rule 144A, to a person that we reasonably believe is a qualified institutional buyer acquiring the 2008 notes for its own account or for the account of one or more other qualified institutional buyers in a transaction meeting the requirements of Rule 144A, (iii) to an institutional accredited investor that, prior to the transfer, furnishes to the Company and the trustee a signed letter, the form of which may be obtained from the trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional accredited investor and acknowledging the restrictions on transfer of the 2008 notes, provided that we must provide the Company and the trustee with an opinion of counsel reasonably acceptable to the Company, in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and further provided that the transferee purchases at least $250,000 in aggregate principal amount of 2008 notes from us, (iv) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other jurisdiction. We understand that, prior to any transfer referred to in clauses (ii), (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee such certifications, legal opinions and other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We agree to notify any subsequent purchaser of 2008 notes from us of the transfer restriction to which the 2008 notes are subject at the time, if applicable; and

vii)	we either (A) are not an employee benefit plan or other plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds or insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, referred to as ERISA, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, referred to as the Code, all of such plans or arrangements referred to collectively as a plan, or a person investing assets of a plan or any entity whose underlying assets include assets of a plan by reason of a plan’s investment in the entity, or (B) represent that the purchase and holding of the 2008 notes or any interest therein are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

     We acknowledge and understand that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

A-2

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Date:	Very truly yours,

(Name of Purchaser)

By:

Name:

Title:

Address:

A-3

[FORM OF EXCHANGE GLOBAL 2008 NOTE]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

INTELSAT, LTD.

5 1/4% SENIOR NOTES DUE 2008

No.	U.S.$
CUSIP NO. 45820E AG 7

     Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of        Dollars (U.S.$       ), or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on November 1, 2008, and to pay interest thereon from November 7, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2004, at the rate of 5 1/4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange

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on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest and other amounts due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company and subject to the next paragraph, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding any other provision of this security or the Indenture, if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Subject to the preceding paragraph, payment of any amount payable on this Security will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least U.S.$1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration – Global Finance Unit, on or before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person that is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

INTELSAT, LTD.

By
Name:
Title:

Attest:

Name:
Title:

     This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK, as Trustee

By

Authorized Officer

[Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2002 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$400,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     The Securities may be redeemed by the Company (i) as provided in Section 1108 of the Indenture and (ii) in whole or in part, at its option at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed and (B) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

     “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

     “Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

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     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

     “Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

     “Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

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     The Redemption Price shall be calculated by the Independent Investment Banker, and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

     Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of this Security, at a Redemption Price equal to 102% of the principal amount of the portion of this Security to be redeemed, together with accrued and unpaid interest on the principal amount of this Security, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the Securities will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

     “Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of this Security (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

     “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

     “Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

     Notice of any such mandatory redemption shall be provided to the Holders of this Security at least one Business Day before the Redemption Date and will specify the applicable Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on the portion of this Security called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a

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Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No Securities of $1,000 in principal amount or less will be redeemed in part. If the Company redeems Securities in part, the notice of redemption shall state the portion of the principal amount of the Securities to be redeemed.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

     All payments of principal and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of (i) Bermuda, any political subdivision of Bermuda or any authority therein or thereof, or (ii) any other jurisdiction (a “Relevant Jurisdiction”) as a result of the Company’s being organized in or moving the Company’s principal office to such jurisdiction (“Taxes”), except to the extent that such Taxes are required by Bermuda, any such political subdivision or authority, or any such Relevant Jurisdiction, to be withheld or deducted. In the event of any withholding or deduction for any Taxes, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

(i)	that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder and the jurisdiction imposing the Taxes other than the holding of such Security and the receipt of payments with respect to such Security;

(ii)	of estate, inheritance, gift or any similar tax, assessment or other governmental charge imposed with respect to a Security;

(iii)	any such taxes, duties, assessments or other governmental charges that would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of the Holder or beneficial owner of such Security, if (a) compliance is required by law or by an applicable income tax treaty to which the jurisdiction imposing the Taxes is a party as a precondition to exemption from such taxes, duties, assessments or other governmental charges, and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified all the Holders, in

(Reverse of Security continued on next page)

writing, that such Holders or beneficial owners of the Security will be required to provide such information or documentation; or

(iv)	of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period.

     The Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp and other duties, if any, which may be imposed by Bermuda, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     If, as a result of any amendment to, or change in, the laws (or any regulation or rulings promulgated thereunder) of Bermuda, any political subdivision of Bermuda or any taxing authority thereof or therein, or of any Relevant Jurisdiction, affecting taxation, or any amendment to, or change in, an official interpretation or application regarding such laws, regulations or rulings, which change, amendment, application or interpretation becomes effective or is announced after the Issue Date, the Company would be obligated, for reasons outside its control, to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities pursuant to the terms and conditions of Section 1008 of the Indenture, and if such obligation cannot be avoided by the Company after taking reasonable measures to avoid it, then, at the Company’s option, the Securities may be redeemed in whole, but not in part, at any time, on giving not less than 35 nor more than 65 days’ written notice to the Trustee (unless a shorter notice period shall be acceptable to the Trustee for its convenience) and not less than 30 nor more than 60 days’ notice to the Holders of Securities, at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

     Before any written notice of redemption pursuant to the preceding paragraph is given to the Trustee or the Holders, the Company shall deliver to the Trustee (i) an Officers’ Certificate to the effect that the Company’s obligations to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel or an independent auditor (which can be the Company’s regular independent accountants or other independent accountants of recognized standing and reasonably satisfactory to the

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Trustee) of the Company to the effect that the Company would be obligated to pay Additional Amounts in respect of interest payments on the Securities because of any amendment to or change in laws of the kind referred to above. The Trustee will accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described in the preceding paragraph (subject to the proviso thereto), in which event it will be conclusive and binding on the Holders. Any such notice of redemption, once given to the Holders, shall be irrevocable.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

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     Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ANNEX B

FORMS OF 2013 NOTES

[FORM OF RESTRICTED GLOBAL 2013 NOTE]

          NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF INTELSAT, LTD. (THE “ISSUER”) THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A, (3) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH SUCH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. SECURITIES OWNED BY AN INITIAL INSTITUTIONAL ACCREDITED INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER, OR AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER THAT ACQUIRES SECURITIES FROM SUCH AN INITIAL INSTITUTIONAL ACCREDITED INVESTOR, MAY NOT BE HELD IN BOOK-ENTRY FORM. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST PROVIDE ANY CERTIFICATIONS REQUIRED BY OR PURSUANT TO THE INDENTURE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AND, AS THE CASE MAY BE, TO THE ISSUER. IF THE TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS REQUIRED BY OR PURSUANT TO THE INDENTURE OR AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE

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THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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INTELSAT, LTD.

6 1/2% SENIOR NOTES DUE 2013

No.	U.S.$
CUSIP NO. 45820E AD 4

     Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [             Dollars] (U.S.$            ), or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on November 1, 2013, and to pay interest thereon from November 7, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2004, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment, provided that Additional Interest (as defined below) may accrue on this Security upon the occurrence of a Registration Default (as defined below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest and other amounts due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company and subject to the next paragraph payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding any other provision of this security or the Indenture, if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Subject to the preceding paragraph, payment of any amount payable on this Security will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least U.S.$1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration – Global Finance Unit, on or

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before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person that is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., pursuant to which the Company will be obligated to file a registration statement under the Securities Act registering securities in like principal amount and having substantially identical terms as this Security (the “Exchange Notes”) and to consummate an exchange offer (the “Exchange Offer”) pursuant to which the Holder of this Security shall have the right to exchange this Security for Exchange Notes or, if applicable, to file a registration statement registering this Security for resale (the “Shelf Registration Statement”). If (1) the Company fails to file the Exchange Offer registration statement on or prior to the 240th calendar day after the issue date of this Security or fails to file a Shelf Registration Statement on or prior to the 240th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (2) any of the Exchange Offer registration statement or the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission (A) in the case of the Exchange Offer registration statement, on or prior to the 300th calendar day after November 7, 2003 or (B) in the case of the Shelf Registration Statement, on or prior to the 360th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (3) the Company fails to consummate the Exchange Offer on or prior to the 340th calendar day after the issue date of this Security (each event referred to in clauses (1) through (3), a “Registration Default”), then additional interest will accrue in respect of this Security from and including the next calendar day following each of (a) such 240 day period in the case of clause (1) above, (b) such 300 day period in the case of clause (2) (A) above or such 360 day period in the case of clause (2)(B) above and (c) such 340 day period in the case of clause (3) above, in each case at a rate equal to 0.25% per annum (“Additional Interest”). The aggregate amount of the Additional Interest in respect of this Security will in no event exceed 0.25% per annum. All accrued Additional Interest will be paid to Holders in the same manner as interest is paid under this Security. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

INTELSAT, LTD.

By
Name:
Title:

Attest:

Name:
Title:

     This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK, as Trustee

By

Authorized Officer

[Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2002 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$700,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     The Securities may be redeemed by the Company (i) as provided in Section 1108 of the Indenture and (ii) in whole or in part, at its option at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed and (B) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

     “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

     “Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may

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be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

     “Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

     “Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money

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sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     The Redemption Price shall be calculated by the Independent Investment Banker, and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

     Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of this Security, at a Redemption Price equal to 102% of the principal amount of the portion of this Security to be redeemed, together with accrued and unpaid interest on the principal amount of this Security, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the Securities will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

     “Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of this Security (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

     “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

     “Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

     Notice of any such mandatory redemption shall be provided to the Holders of this Security at least one Business Day before the Redemption Date and will specify the applicable

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Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on the portion of this Security called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No Securities of $1,000 in principal amount or less will be redeemed in part. If the Company redeems Securities in part, the notice of redemption shall state the portion of the principal amount of the Securities to be redeemed.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

     All payments of principal and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of (i) Bermuda, any political subdivision of Bermuda or any authority therein or thereof, or (ii) any other jurisdiction (a “Relevant Jurisdiction”) as a result of the Company’s being organized in or moving the Company’s principal office to such jurisdiction (“Taxes”), except to the extent that such Taxes are required by Bermuda, any such political subdivision or authority, or any such Relevant Jurisdiction, to be withheld or deducted. In the event of any withholding or deduction for any Taxes, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

(i)	that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder and the jurisdiction imposing the Taxes other than the holding of such Security and the receipt of payments with respect to such Security;

(ii)	of estate, inheritance, gift or any similar tax, assessment or other governmental charge imposed with respect to a Security;

(iii)	any such taxes, duties, assessments or other governmental charges that would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of the Holder or beneficial owner of such Security, if (a) compliance is required by law or by an applicable income tax treaty to which the

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jurisdiction imposing the Taxes is a party as a precondition to exemption from such taxes, duties, assessments or other governmental charges, and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified all the Holders, in writing, that such Holders or beneficial owners of the Security will be required to provide such information or documentation; or

(iv)	of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period.

     The Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp and other duties, if any, which may be imposed by Bermuda, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     If, as a result of any amendment to, or change in, the laws (or any regulation or rulings promulgated thereunder) of Bermuda, any political subdivision of Bermuda or any taxing authority thereof or therein, or of any Relevant Jurisdiction, affecting taxation, or any amendment to, or change in, an official interpretation or application regarding such laws, regulations or rulings, which change, amendment, application or interpretation becomes effective or is announced after the Issue Date, the Company would be obligated, for reasons outside its control, to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities pursuant to the terms and conditions of Section 1008 of the Indenture, and if such obligation cannot be avoided by the Company after taking reasonable measures to avoid it, then, at the Company’s option, the Securities may be redeemed in whole, but not in part, at any time, on giving not less than 35 nor more than 65 days’ written notice to the Trustee (unless a shorter notice period shall be acceptable to the Trustee for its convenience) and not less than 30 nor more than 60 days’ notice to the Holders of Securities, at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

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     Before any written notice of redemption pursuant to the preceding paragraph is given to the Trustee or the Holders, the Company shall deliver to the Trustee (i) an Officers’ Certificate to the effect that the Company’s obligations to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel or an independent auditor (which can be the Company’s regular independent accountants or other independent accountants of recognized standing and reasonably satisfactory to the Trustee) of the Company to the effect that the Company would be obligated to pay Additional Amounts in respect of interest payments on the Securities because of any amendment to or change in laws of the kind referred to above. The Trustee will accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described in the preceding paragraph (subject to the proviso thereto), in which event it will be conclusive and binding on the Holders. Any such notice of redemption, once given to the Holders, shall be irrevocable.

     Except as otherwise provided herein or in the Indenture, the Securities that are offered and sold to institutions that are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that are not also Qualified Institutional Buyers shall be issued in the names of their initial beneficial owners and delivered to such Holders.

     In connection with any transfer of an interest in this Security by a Holder to a transferee that is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not also a Qualified Institutional Buyer, the transferee will be required to furnish to the Trustee, as Security Registrar, and the Company, prior to the transfer, a signed letter, the form of which is contained in Annex A hereto and which may be obtained from the Trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and acknowledging the restrictions on transfer of the Securities, and the Holder, at the Company’s request, will be required, prior to such transfer, to provide the Company and the Trustee, as Security Registrar, with an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and is otherwise in compliance with the transfer restrictions applicable to the Securities that the Holder seeks to transfer.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for

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this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended. “Rule 144A Information” shall be such

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information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ANNEX A

FORM OF ACCREDITED INVESTOR LETTER

The Bank of New York
101 Barclay Street
Floor 21
New York, NY 10286

Intelsat, Ltd.
North Tower, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08, Bermuda

Dear Sirs and Madams:

     Reference is hereby made to the Indenture, dated as of April 1, 2002 (the “Indenture”), between Intelsat, Ltd. (the “Company”) and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     We are delivering this letter in connection with our proposed purchase of 6 1/2% Senior Notes due 2013 (the “2013 notes”) of the Company.

     We hereby represent, agree and confirm that:

i)	we are an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”) (an “institutional accredited investor”);

ii)	any purchase of the 2013 notes by us will be for our own account or for the account of one or more other institutional investors for which we exercise sole investment discretion (and any such institutional investors with such accounts are also institutional accredited investors);

iii)	we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the 2013 notes, and we are able to bear the economic risks of our investment;

iv)	in the event that we purchase any of the 2013 notes, we (and any separate account for which we are acting) will purchase at least $250,000 aggregate principal amount of 2013 notes;

v)	we are not acquiring the 2013 notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided that the disposition of our property and the property of any accounts for which we are acquiring 2013 notes shall remain at all times within our control;

vi)	we agree that if in the future we decide to offer, resell, pledge or otherwise transfer 2013 notes, we will do so only (i) to the Company, (ii) for so long as the securities

A-1

are eligible for resale pursuant to Rule 144A, to a person that we reasonably believe is a qualified institutional buyer acquiring the 2013 notes for its own account or for the account of one or more other qualified institutional buyers in a transaction meeting the requirements of Rule 144A, (iii) to an institutional accredited investor that, prior to the transfer, furnishes to the Company and the trustee a signed letter, the form of which may be obtained from the trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional accredited investor and acknowledging the restrictions on transfer of the 2013 notes, provided that we must provide the Company and the trustee with an opinion of counsel reasonably acceptable to the Company, in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and further provided that the transferee purchases at least $250,000 in aggregate principal amount of 2013 notes from us, (iv) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other jurisdiction. We understand that, prior to any transfer referred to in clauses (ii), (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee such certifications, legal opinions and other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We agree to notify any subsequent purchaser of 2013 notes from us of the transfer restriction to which the 2013 notes are subject at the time, if applicable; and

vii)	we either (A) are not an employee benefit plan or other plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds or insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, referred to as ERISA, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, referred to as the Code, all of such plans or arrangements referred to collectively as a plan, or a person investing assets of a plan or any entity whose underlying assets include assets of a plan by reason of a plan’s investment in the entity, or (B) represent that the purchase and holding of the 2013 notes or any interest therein are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

     We acknowledge and understand that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

A-2

Date: ___________________

Very truly yours,

(Name of Purchaser)

By:

Name:

Title:

Address:

A-3

[FORM OF REGULATION S GLOBAL 2013 NOTE]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, PRIOR TO THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (2) THE DATE OF ISSUANCE OF THESE SECURITIES, MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A OR (2) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 UNDER THE SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST PROVIDE ANY CERTIFICATIONS REQUIRED BY OR PURSUANT TO THE INDENTURE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AND, AS THE CASE MAY BE, TO THE ISSUER. IF THE TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER OR THE TRANSFEREE, AS THE CASE MAY BE, MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS REQUIRED BY OR PURSUANT TO THE INDENTURE OR AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN

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AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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INTELSAT, LTD.

6 1/2% SENIOR NOTES DUE 2013

No.	U.S.$
CUSIP NO. G4803J AC 6

     Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars (U.S.$             ), or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on November 1, 2013, and to pay interest thereon from November 7, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2004, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment, provided that Additional Interest (as defined below) may accrue on this Security upon the occurrence of a Registration Default (as defined below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest and other amounts due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company and subject to the next paragraph payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding any other provision of this security or the Indenture, if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Subject to the preceding paragraph, payment of any amount payable on this Security will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least U.S.$1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration — Global Finance Unit, on or

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before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person that is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., pursuant to which the Company will be obligated to file a registration statement under the Securities Act registering securities in like principal amount and having substantially identical terms as this Security (the “Exchange Notes”) and to consummate an exchange offer (the “Exchange Offer”) pursuant to which the Holder of this Security shall have the right to exchange this Security for Exchange Notes or, if applicable, to file a registration statement registering this Security for resale (the “Shelf Registration Statement”). If (1) the Company fails to file the Exchange Offer registration statement on or prior to the 240th calendar day after the issue date of this Security or fails to file a Shelf Registration Statement on or prior to the 240th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (2) any of the Exchange Offer registration statement or the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission (A) in the case of the Exchange Offer registration statement, on or prior to the 300th calendar day after November 7, 2003 or (B) in the case of the Shelf Registration Statement, on or prior to the 360th calendar day after the date the Shelf Registration Statement is required to be filed pursuant to the Registration Rights Agreement; or (3) the Company fails to consummate the Exchange Offer on or prior to the 340th calendar day after the issue date of this Security (each event referred to in clauses (1) through (3), a “Registration Default”), then additional interest will accrue in respect of this Security from and including the next calendar day following each of (a) such 240 day period in the case of clause (1) above, (b) such 300 day period in the case of clause (2) (A) above or such 360 day period in the case of clause (2)(B) above and (c) such 340 day period in the case of clause (3) above, in each case at a rate equal to 0.25% per annum (“Additional Interest”). The aggregate amount of the Additional Interest in respect of this Security will in no event exceed 0.25% per annum. All accrued Additional Interest will be paid to Holders in the same manner as interest is paid under this Security. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

INTELSAT, LTD.

By
Name:
Title:

Attest:

Name:
Title:

     This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK, as Trustee

By
Authorized Officer

[Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2002 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$700,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     The Securities may be redeemed by the Company (i) as provided in Section 1108 of the Indenture and (ii) in whole or in part, at its option at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed and (B) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

     “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

     “Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may

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be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

     “Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

     “Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money

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sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     The Redemption Price shall be calculated by the Independent Investment Banker, and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

     Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of this Security, at a Redemption Price equal to 102% of the principal amount of the portion of this Security to be redeemed, together with accrued and unpaid interest on the principal amount of this Security, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the Securities will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

     “Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of this Security (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

     “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

     “Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

     Notice of any such mandatory redemption shall be provided to the Holders of this Security at least one Business Day before the Redemption Date and will specify the applicable

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Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on the portion of this Security called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No Securities of $1,000 in principal amount or less will be redeemed in part. If the Company redeems Securities in part, the notice of redemption shall state the portion of the principal amount of the Securities to be redeemed.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

     All payments of principal and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of (i) Bermuda, any political subdivision of Bermuda or any authority therein or thereof, or (ii) any other jurisdiction (a “Relevant Jurisdiction”) as a result of the Company’s being organized in or moving the Company’s principal office to such jurisdiction (“Taxes”), except to the extent that such Taxes are required by Bermuda, any such political subdivision or authority, or any such Relevant Jurisdiction, to be withheld or deducted. In the event of any withholding or deduction for any Taxes, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

(i)	that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder and the jurisdiction imposing the Taxes other than the holding of such Security and the receipt of payments with respect to such Security;

(ii)	of estate, inheritance, gift or any similar tax, assessment or other governmental charge imposed with respect to a Security;

(iii)	any such taxes, duties, assessments or other governmental charges that would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of the Holder or beneficial owner of such Security, if (a) compliance is required by law or by an applicable income tax treaty to which the

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jurisdiction imposing the Taxes is a party as a precondition to exemption from such taxes, duties, assessments or other governmental charges, and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified all the Holders, in writing, that such Holders or beneficial owners of the Security will be required to provide such information or documentation; or

(iv)	of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period.

     The Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp and other duties, if any, which may be imposed by Bermuda, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     If, as a result of any amendment to, or change in, the laws (or any regulation or rulings promulgated thereunder) of Bermuda, any political subdivision of Bermuda or any taxing authority thereof or therein, or of any Relevant Jurisdiction, affecting taxation, or any amendment to, or change in, an official interpretation or application regarding such laws, regulations or rulings, which change, amendment, application or interpretation becomes effective or is announced after the Issue Date, the Company would be obligated, for reasons outside its control, to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities pursuant to the terms and conditions of Section 1008 of the Indenture, and if such obligation cannot be avoided by the Company after taking reasonable measures to avoid it, then, at the Company’s option, the Securities may be redeemed in whole, but not in part, at any time, on giving not less than 35 nor more than 65 days’ written notice to the Trustee (unless a shorter notice period shall be acceptable to the Trustee for its convenience) and not less than 30 nor more than 60 days’ notice to the Holders of Securities, at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

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     Before any written notice of redemption pursuant to the preceding paragraph is given to the Trustee or the Holders, the Company shall deliver to the Trustee (i) an Officers’ Certificate to the effect that the Company’s obligations to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel or an independent auditor (which can be the Company’s regular independent accountants or other independent accountants of recognized standing and reasonably satisfactory to the Trustee) of the Company to the effect that the Company would be obligated to pay Additional Amounts in respect of interest payments on the Securities because of any amendment to or change in laws of the kind referred to above. The Trustee will accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described in the preceding paragraph (subject to the proviso thereto), in which event it will be conclusive and binding on the Holders. Any such notice of redemption, once given to the Holders, shall be irrevocable.

     Except as otherwise provided herein or in the Indenture, the Securities that are offered and sold to institutions that are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that are not also Qualified Institutional Buyers shall be issued in the names of their initial beneficial owners and delivered to such Holders.

     Prior to the expiration of forty days from the later of (i) the date on which this Security was first offered and (ii) the date of issuance of this Security, in connection with any transfer of an interest in this Security by a Holder to a transferee that is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not also a Qualified Institutional Buyer, the transferee will be required to furnish to the Trustee, as Security Registrar, and the Company, prior to the transfer, a signed letter, the form of which is contained in Annex A hereto and which may be obtained from the Trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and acknowledging the restrictions on transfer of the Securities, and the Holder, at the Company’s request, will be required, prior to such transfer, to provide the Company and the Trustee, as Security Registrar, with an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and is otherwise in compliance with the transfer restrictions applicable to the Securities that the Holder seeks to transfer.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the

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Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

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     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ANNEX A

FORM OF ACCREDITED INVESTOR LETTER

The Bank of New York
101 Barclay Street
Floor 21
New York, NY 10286

Intelsat, Ltd.
North Tower, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08, Bermuda

Dear Sirs and Madams:

     Reference is hereby made to the Indenture, dated as of April 1, 2002 (the “Indenture”), between Intelsat, Ltd. (the “Company”) and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     We are delivering this letter in connection with our proposed purchase of 6 1/2% Senior Notes due 2013 (the “2013 notes”) of the Company.

     We hereby represent, agree and confirm that:

i)	we are an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”) (an “institutional accredited investor”);

ii)	any purchase of the 2013 notes by us will be for our own account or for the account of one or more other institutional investors for which we exercise sole investment discretion (and any such institutional investors with such accounts are also institutional accredited investors);

iii)	we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the 2013 notes, and we are able to bear the economic risks of our investment;

iv)	in the event that we purchase any of the 2013 notes, we (and any separate account for which we are acting) will purchase at least $250,000 aggregate principal amount of 2013 notes;

v)	we are not acquiring the 2013 notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided that the disposition of our property and the property of any accounts for which we are acquiring 2013 notes shall remain at all times within our control;

vi)	we agree that if in the future we decide to offer, resell, pledge or otherwise transfer 2013 notes, we will do so only (i) to the Company, (ii) for so long as the securities are eligible for resale pursuant to Rule 144A, to a person that we reasonably believe is a qualified institutional buyer acquiring the 2013 notes for its own account or for the account of one or more other qualified institutional buyers in a transaction meeting the requirements of Rule 144A, (iii) to an institutional accredited investor that, prior to the transfer, furnishes to the Company and the trustee a signed letter, the form of which may be obtained from the trustee, containing, among other things, representations and agreements relating to the transferee’s status as an institutional accredited investor and acknowledging the restrictions on transfer of the 2013 notes, provided that we must provide the Company and the trustee with an opinion of counsel reasonably acceptable to the Company, in form acceptable to the Company, to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and further provided that the transferee purchases at least $250,000 in aggregate principal amount of 2013 notes from us, (iv) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other jurisdiction. We understand that, prior to any transfer referred to in clauses (ii), (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee such certifications, legal opinions and other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We agree to notify any subsequent purchaser of 2013 notes from us of the transfer restriction to which the 2013 notes are subject at the time, if applicable; and

vii)	we either (A) are not an employee benefit plan or other plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds or insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, referred to as ERISA, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, referred to as the Code, all of such plans or arrangements referred to collectively as a plan, or a person investing assets of a plan or any entity whose underlying assets include assets of a plan by reason of a plan’s investment in the entity, or (B) represent that the purchase and holding of the 2013 notes or any interest therein are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

     We acknowledge and understand that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Date:
Very truly yours,

(Name of Purchaser)

By:

Name:

Title:

Address:

[FORM OF EXCHANGE GLOBAL 2013 NOTE]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

INTELSAT, LTD.

6 1/2% SENIOR NOTES DUE 2013

No.	U.S.$
CUSIP NO. 45820E AH 5

     Intelsat, Ltd., a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                     Dollars (U.S.$                    ), or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on November 1, 2013, and to pay interest thereon from November 7, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2004, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange

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on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest and other amounts due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company and subject to the next paragraph, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding any other provision of this security or the Indenture, if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Subject to the preceding paragraph, payment of any amount payable on this Security will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least U.S.$1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration – Global Finance Unit, on or before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person that is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

INTELSAT, LTD.

By

Name:
Title:

Attest:

Name:
Title:

     This is one of the Securities of the series designated herein and referred to in the Indenture.

Dated:

THE BANK OF NEW YORK, as Trustee

By

Authorized Officer

[Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2002 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$700,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     The Securities may be redeemed by the Company (i) as provided in Section 1108 of the Indenture and (ii) in whole or in part, at its option at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed and (B) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

     “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

     “Reference Treasury Dealer” means each of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing, or their affiliates, as the case may be, shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

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     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.

     “Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

     “Treasury Rate” means, with respect to any Redemption Date:

(i)	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(ii)	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

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     The Redemption Price shall be calculated by the Independent Investment Banker, and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company and the Holders shall be bound by, such calculation.

     Upon the earliest to occur for whatever reason of a Mandatory Redemption Event, the Company will be required to redeem a portion of this Security, at a Redemption Price equal to 102% of the principal amount of the portion of this Security to be redeemed, together with accrued and unpaid interest on the principal amount of this Security, if any, and any other amounts due to the Redemption Date, if any, such that, following and after giving effect to any such mandatory redemption, $200,000,000 aggregate principal amount of the Securities will remain outstanding. The Redemption Date with respect to any such mandatory redemption will be determined by the Company and must be within ten Business Days of the applicable Mandatory Redemption Event. In connection with such mandatory redemption, the following terms apply:

     “Applicable Credit Agreement” means the credit agreement to be entered into or entered into among the Company and various financial institutions, including affiliates of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., the initial purchasers of this Security (the “Initial Purchasers”), under a commitment letter dated July 15, 2003, as amended from time to time, with affiliates of the Initial Purchasers pursuant to which those affiliates have agreed to provide financing for the transactions contemplated by the Asset Purchase Agreement, for the repayment of near-term debt obligations of the Company as they become due and for working capital requirements, or any alternative credit agreement thereto entered into among the Company and affiliates of the Initial Purchasers, in any case prior to the closing of the transactions contemplated by the Asset Purchase Agreement and in each case as such agreement may be amended from time to time.

     “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession, Loral SpaceCom Corporation, as debtor and debtor-in-possession and Loral Satellite, Inc., as debtor and debtor-in-possession.

     “Mandatory Redemption Event” means any of the following: (i) the Asset Purchase Agreement is terminated, (ii) the Applicable Credit Agreement is not entered into by all the parties thereto or is terminated at any time following its execution, in each case on or prior to April 30, 2004, (iii) the Company fails to meet any condition required for the extension of loans under the Applicable Credit Agreement on or prior to April 30, 2004 that in accordance with the terms of the Applicable Credit Agreement must be satisfied, and that has not been waived, on or prior to that date, or (iv) the closing of the transactions contemplated by the Asset Purchase Agreement does not occur on or prior to April 30, 2004.

     Notice of any such mandatory redemption shall be provided to the Holders of this Security at least one Business Day before the Redemption Date and will specify the applicable Mandatory Redemption Event. On and after any Redemption Date, interest will cease to accrue on the portion of this Security called for redemption unless the Company defaults in the payment of the Redemption Price. On or before any Redemption Date, the Company shall deposit with a

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Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date.

     If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. No Securities of $1,000 in principal amount or less will be redeemed in part. If the Company redeems Securities in part, the notice of redemption shall state the portion of the principal amount of the Securities to be redeemed.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

     All payments of principal and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of (i) Bermuda, any political subdivision of Bermuda or any authority therein or thereof, or (ii) any other jurisdiction (a “Relevant Jurisdiction”) as a result of the Company’s being organized in or moving the Company’s principal office to such jurisdiction (“Taxes”), except to the extent that such Taxes are required by Bermuda, any such political subdivision or authority, or any such Relevant Jurisdiction, to be withheld or deducted. In the event of any withholding or deduction for any Taxes, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

(i)	that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder and the jurisdiction imposing the Taxes other than the holding of such Security and the receipt of payments with respect to such Security;

(ii)	of estate, inheritance, gift or any similar tax, assessment or other governmental charge imposed with respect to a Security;

(iii)	any such taxes, duties, assessments or other governmental charges that would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the taxing jurisdiction of the Holder or beneficial owner of such Security, if (a) compliance is required by law or by an applicable income tax treaty to which the jurisdiction imposing the Taxes is a party as a precondition to exemption from such taxes, duties, assessments or other governmental charges, and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified all the Holders, in writing,

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that such Holders or beneficial owners of the Security will be required to provide such information or documentation; or

(iv)	of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period.

     The Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp and other duties, if any, which may be imposed by Bermuda, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     If, as a result of any amendment to, or change in, the laws (or any regulation or rulings promulgated thereunder) of Bermuda, any political subdivision of Bermuda or any taxing authority thereof or therein, or of any Relevant Jurisdiction, affecting taxation, or any amendment to, or change in, an official interpretation or application regarding such laws, regulations or rulings, which change, amendment, application or interpretation becomes effective or is announced after the Issue Date, the Company would be obligated, for reasons outside its control, to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities pursuant to the terms and conditions of Section 1008 of the Indenture, and if such obligation cannot be avoided by the Company after taking reasonable measures to avoid it, then, at the Company’s option, the Securities may be redeemed in whole, but not in part, at any time, on giving not less than 35 nor more than 65 days’ written notice to the Trustee (unless a shorter notice period shall be acceptable to the Trustee for its convenience) and not less than 30 nor more than 60 days’ notice to the Holders of Securities, at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

     Before any written notice of redemption pursuant to the preceding paragraph is given to the Trustee or the Holders, the Company shall deliver to the Trustee (i) an Officers’ Certificate to the effect that the Company’s obligations to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel or an independent auditor (which can be the Company’s regular independent accountants or other independent accountants of recognized standing and reasonably satisfactory to the

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Trustee) of the Company to the effect that the Company would be obligated to pay Additional Amounts in respect of interest payments on the Securities because of any amendment to or change in laws of the kind referred to above. The Trustee will accept such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described in the preceding paragraph (subject to the proviso thereto), in which event it will be conclusive and binding on the Holders. Any such notice of redemption, once given to the Holders, shall be irrevocable.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

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     Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.